UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: May 12, 2025

Exact Name of Registrant	Commission	I.R.S. Employer
as Specified in Its Charter	File Number	Identification No.
Hawaiian Electric Industries, Inc.	1-8503	99-0208097
Hawaiian Electric Company, Inc.	1-4955	99-0040500
State of Hawaii
(State or other jurisdiction of incorporation)
 1001 Bishop Street, Suite 2900, Honolulu, Hawaii  96813 - Hawaiian Electric Industries, Inc. (HEI)
1099 Alakea Street, Suite 2200, Honolulu, Hawaii  96813 - Hawaiian Electric Company, Inc. (Hawaiian Electric)
(Address of principal executive offices and zip code)
 Registrant’s telephone number, including area code:
 (808) 543-5662 - HEI
(808) 543-7771 - Hawaiian Electric
  Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Hawaiian Electric Industries, Inc.	Common Stock, Without Par Value	HE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule12b-2 of the Securities Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company

Hawaiian Electric Industries, Inc.	☐	Hawaiian Electric Company, Inc.	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Hawaiian Electric Industries, Inc.	☐	Hawaiian Electric Company, Inc.	☐

Item 5.07 Submission of matters to a vote of security holders

HEI: The Annual Meeting of Shareholders (Annual Meeting) of Hawaiian Electric Industries, Inc. (HEI) was held on May 12, 2025. Proxies for the meeting were solicited pursuant to Regulation 14A of the Securities Exchange Act of 1934. As of March 7, 2025, the record date for the Annual Meeting, there were 172,494,263 shares of HEI Common Stock issued and outstanding and entitled to vote. There was no solicitation in opposition to the nominees to the Board of Directors, as listed in the proxy statement for the Annual Meeting, and all such nominees were elected to the Board of Directors. Shareholders also (1) approved, on an advisory basis, a resolution approving the compensation of HEI's named executive officers, (2) approved Amended and Restated Articles of Incorporation to increase the number of authorized shares of common stock, and (3) ratified the appointment of Deloitte & Touche, LLP as HEI's independent registered public accounting firm for 2025.
The final record of the voting of shares at the Annual Meeting is as follows:

	Shares of Common Stock

	For	Against	Abstain	Broker Non-Vote
Election of Directors
Thomas B. Fargo	110,736,707	4,352,726	1,144,319	27,566,125
Celeste A. Connors	112,761,845	2,313,261	1,158,646	27,566,125
Elisia K. Flores	112,762,614	2,346,915	1,124,223	27,566,125
Peggy Y. Fowler	111,069,767	4,031,954	1,132,031	27,566,125
Micah A. Kāne	112,588,957	2,492,266	1,152,529	27,566,125
William James Scilacci, Jr.	112,506,349	2,559,875	1,167,528	27,566,125
Scott W. H. Seu	112,025,165	3,037,685	1,170,902	27,566,125
Advisory vote on resolution approving the compensation of HEI's named executive officers	109,061,701	5,557,588	1,614,463	27,566,125
Approval of Amended and Restated Articles of Incorporation to increase the number of authorized shares of common stock	134,772,757	6,986,609	2,040,511	0
Ratification of appointment of Deloitte & Touche, LLP as HEI's independent registered public accounting firm for 2025	138,543,238	2,936,316	2,320,323	0

Hawaiian Electric: On May 12, 2025, HEI, the sole common shareholder of Hawaiian Electric Company, Inc. (Hawaiian Electric), by written consent in lieu of an annual meeting of shareholders (1) fixed the number of Hawaiian Electric directors at five, (2) elected James A. Ajello, Timothy E. Johns (Chair), Shelee M. T. Kimura, Mary E. Kipp, and Toby B. Taniguchi to serve as directors until the next annual meeting of Hawaiian Electric shareholders, or until their successors are duly elected and qualified and (3) ratified the appointment of Deloitte & Touche, LLP as Hawaiian Electric's independent registered accounting firm for 2025.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized. The signature of the undersigned companies shall be deemed to relate only to matters having reference to such companies and any subsidiaries thereof.

HAWAIIAN ELECTRIC INDUSTRIES, INC.	HAWAIIAN ELECTRIC COMPANY, INC.
(Registrant)	(Registrant)
/s/ Scott T. DeGhetto	/s/ Paul K. Ito
Scott T. DeGhetto	Paul K. Ito
Executive Vice President and	Senior Vice President,
Chief Financial Officer	Chief Financial Officer and Treasurer

Date: May 14, 2025	Date: May 14, 2025

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